Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

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                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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              180 East Fifth Street
               St. Paul, Minnesota                            55101
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    (Address of principal executive offices)               (Zip Code)
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                               Patrick E. Thebado
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6576

           (Name, address and telephone number of agent for service)

                        MARSH & MCLENNAN COMPANIES, INC.
                    (Issuer with respect to the Securities)

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                Delaware                                 36-2668272
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   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)
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       1166 Avenue of the Americas                       10036-2774
              New York, NY
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(Address of Principal Executive Offices)                 (Zip Code)
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                             Senior Debt Securities
                      (Title of the Indenture Securities)

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                                    FORM T-1
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Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.

                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

             None

Items 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of March 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 12th day of August 2003.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Patrick E. Thebado
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                                            Patrick E. Thebado
                                            Vice President



By:  /s/ Alison D.B. Nadeau
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     Alison D.B. Nadeau
     Vice President

                                   Exhibit 6

                                    CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: August 19, 2003


                                        U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Patrick E. Thebado
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                                                Patrick E. Thebado
                                                Vice President


By:  /s/ Alison D.B. Nadeau
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     Alison D.B. Nadeau
     Vice President

                                   Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 3/31/2003

                                    ($000's)

                                                                   3/31/2003
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Assets
     Cash and Due From Depository Institutions                    $9,084,839
     Federal Reserve Stock                                                 0
     Securities                                                   30,038,992
     Federal Funds                                                   833,567
     Loans & Lease Financing Receivables                         112,792,313
     Fixed Assets                                                  1,462,006
     Intangible Assets                                             9,080,815
     Other Assets                                                 10,317,239
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         Total Assets                                           $173,609,771

Liabilities
     Deposits                                                   $121,508,878
     Federal Funds                                                 3,820,981
     Treasury Demand Notes                                                 0
     Trading Liabilities                                             454,575
     Other Borrowed Money                                         21,082,000
     Acceptances                                                     139,821
     Subordinated Notes and Debentures                             5,694,952
     Other Liabilities                                             5,164,656
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     Total Liabilities                                          $157,865,863

Equity
     Minority Interest in Subsidiaries                              $993,907
     Common and Preferred Stock                                       18,200
     Surplus                                                      11,015,123
     Undivided Profits                                             7,438,448
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         Total Equity Capital                                    $19,465,678

Total Liabilities and Equity Capital                            $177,331,541

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association